SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
28.	SUBSEQUENT EVENTS

(a)	Disposal of TV-attached digital frames product line

On January 13, 2015, the Group entered into an agreement with Beijing Tianyi Culture Development Co. Ltd., a third party, to sell 81% equity interests in AM Jinsheng as well as related property, plants and equipment for a cash consideration of $1,227. After the disposal, the Group held 19% equity interests in AM Jinsheng. In relation to the agreement, as of December 31, 2014, the Group classified the relevant property, plants and equipment expected to be transferred as assets held for sale (Note 8). The loss on the transaction has not been material.

(b)	Acquisition of Guangzhou Xinyu Advertising Co., Ltd.

On February 2, 2015, Guangzhou Meizheng acquired 100% equity interests of Guangzhou Xinyu Advertising Co., Ltd. (“Guangzhou Xinyu”) at a total cash consideration of $2,418 for its concession rights on Beijing railway D-prefaced bullet trains. The Group was still in the process of evaluating the fair value of the assets acquired.

(c)	Disposal of 5% equity interest of AM Advertising

On April 7, 2015, the Group entered into an agreement with Shenzhen Liantronics Co., Ltd., a third party, to sell 5% equity interest in AM Advertising, which was one of the VIEs of the Group, for a cash consideration of $24,186.

(d)	Investment in Qingdao Jinshi Zhixin Investment Center (Limited Partnership)

On February 2, 2015, the Group entered into an agreement with Qingdao Jinshi Zhixin Investment Center (Limited Partnership) (“Jinshi Zhixin”) to invest $8,066 in Jinshi Zhixin, as a limited partner. Jinshi Zhixin is engaged in investment activities in various industries.